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                                   GHS, INC.
                    1999 OUTSIDE DIRECTORS STOCK OPTION PLAN



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                               TABLE OF CONTENTS

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

ARTICLE 1. INTRODUCTION...........................................................................................           1

ARTICLE 2. ADMINISTRATION.........................................................................................           1
                 2.1  Plan Administration.........................................................................           1
                 2.2  Board Responsibilities......................................................................           1

ARTICLE 3. SHARES AVAILABLE FOR GRANTS............................................................................           1
                 3.1  Basic Limitation............................................................................           1
                 3.2  Additional Shares...........................................................................           1

ARTICLE 4. ELIGIBILITY............................................................................................           1

ARTICLE 5. OPTIONS................................................................................................           1
                 5.1  Stock Option Agreement......................................................................           1
                 5.2  Number of Shares............................................................................           2
                 5.3  Exercise Price..............................................................................           2
                 5.4  Exercisability and Term.....................................................................           2
                 5.5  Modification or Assumption of Options.......................................................           2

ARTICLE 6. PAYMENT FOR OPTION SHARES..............................................................................           2
                 6.1  General Rule................................................................................           2
                 6.2  Surrender of Stock..........................................................................           2
                 6.3  Exercise/Sale...............................................................................           2
                 6.4  Exercise/Pledge.............................................................................           2
                 6.5  Promissory Note.............................................................................           2
                 6.6  Other Forms of Payment......................................................................           2

ARTICLE 7. PROTECTION AGAINST DILUTION............................................................................           3
                 7.1  Adjustments.................................................................................           3
                 7.2  Reorganizations.............................................................................           3

ARTICLE 8. LIMITATION ON RIGHTS...................................................................................           3
                 8.1  Retention Rights............................................................................           3
                 8.2  Stockholders' Rights........................................................................           3
                 8.3  Regulatory Requirements.....................................................................           3
                 8.4  Market Stand-Off............................................................................           3

ARTICLE 9. ASSIGNMENT OR TRANSFER OF OPTIONS......................................................................           3

ARTICLE 10. FUTURE OF THE PLAN....................................................................................           4
                10.1  Term of the Plan............................................................................           4
                10.2  Amendment or Termination....................................................................           4

ARTICLE 11. DEFINITIONS...........................................................................................           4
                11.1  "Affiliate".................................................................................           4
                11.2  "Board".....................................................................................           4
                11.3  "Cause".....................................................................................           4
                11.4  "Code"......................................................................................           4
                11.5  "Common Share"..............................................................................           4
                11.6  "Company"...................................................................................           4
                11.7  "Disability"................................................................................           4
                11.8  "Exchange Act"..............................................................................           4
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                11.9  "Exercise Price"............................................................................           4
               11.10  "Fair Market Value".........................................................................           4
               11.11  "Option"....................................................................................           5
               11.12  "Optionee"..................................................................................           5
               11.13  "Outside Director"..........................................................................           5
               11.14  "Parent"....................................................................................           5
               11.15  "Plan"......................................................................................           5
               11.16  "Stock Option Agreement"....................................................................           5
               11.17  "Subsidiary"................................................................................           5

ARTICLE 12. EXECUTION.............................................................................................           5
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                                   GHS, INC.
                    1999 OUTSIDE DIRECTORS STOCK OPTION PLAN

ARTICLE 1. INTRODUCTION

    The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Outside Directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of Outside Directors with exceptional qualifications and (c) linking the interests of Outside Directors directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for the grant of nonstatutory stock options.

    The Plan shall be governed by, and construed in accordance with, the laws of the State of New York (except their choice-of-law provisions).

ARTICLE 2. ADMINISTRATION.

    2.1  PLAN ADMINISTRATION.  The Plan shall be administered by the Board.

    2.2  BOARD RESPONSIBILITIES.  The Board shall:

        (a) Select the Outside Directors who are to receive Options under the Plan;

        (b) Determine the number, vesting requirements and other features and conditions of such Options;

        (c) Interpret the Plan; and

        (d) Make all other decisions relating to the operation of the Plan.

    The Board may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Board's determinations under the Plan shall be final and binding on all persons.

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

    3.1 BASIC LIMITATION. Common Shares reserved for issuance under the Plan shall be authorized but unissued Common Shares and Common Shares reacquired by the Company in the open market. The aggregate number of Common Shares reserved for Options awards shall be 385,000. The number of Common Shares that are subject to Options outstanding at any time under the Plan shall not exceed the number of Common Shares that remain available for issuance under the Plan.

    3.2 ADDITIONAL SHARES. The Common Shares covered by any Options or portion of Options that are forfeited, lapse or terminate for any reason before being exercised shall again become available for awards under the Plan. The number of Common Shares available for the grant of Options pursuant to this Article 3 shall be subject to adjustment pursuant to Article 7.

ARTICLE 4. ELIGIBILITY.

    Only Outside Directors shall be eligible for designation as Optionees under this Plan by the Board.

ARTICLE 5. OPTIONS.

    5.1  STOCK OPTION AGREEMENT.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including but not limited to rights of repurchase and rights of first refusal. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
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    5.2  NUMBER OF SHARES.  Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 7.

    5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price, which may be fixed or vary in accordance with a predetermined formula while the Option is outstanding, provided that the Exercise Price per share shall not be less than the par value of the Common Share.

    5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service with or without Cause. The Optionee's service is service for the Company, its Parent or a Subsidiary, and the Stock Option Agreement may provide for service with an Affiliate to continue to be treated as service for purposes of exercisability of the Option.

    5.5 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Board may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

ARTICLE 6. PAYMENT FOR OPTION SHARES.

    6.1 GENERAL RULE. The entire Exercise Price for the Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents acceptable to the Company at the time when such Common Shares are purchased, except as otherwise provided below.

    6.2 SURRENDER OF STOCK. To the extent the Stock Option Agreement so provides, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for the time period specified by the Board and surrendered to the Company in good form for transfer. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

    6.3 EXERCISE/SALE. To the extent the Stock Option Agreement so provides, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price.

    6.4 EXERCISE/PLEDGE. To the extent the Stock Option Agreement so provides, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price.

    6.5 PROMISSORY NOTE. To the extent the Stock Option Agreement so provides, payment may be made with a full-recourse promissory note; provided that the par value of the Common Shares shall be paid in cash or a cash equivalent acceptable to the Company.

    6.6 OTHER FORMS OF PAYMENT. To the extent the Stock Option Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

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ARTICLE 7. PROTECTION AGAINST DILUTION.

    7.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Board shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of: (a) the number of Options available for future Options under Article 3; (b) the number of Common Shares covered by each outstanding Option; or (c) the Exercise Price under each outstanding Option. Except as provided in this Article 7, an Optionee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

    7.2 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

ARTICLE 8. LIMITATION ON RIGHTS.

    8.1 RETENTION RIGHTS. Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain a director of the Company or to be retained in any other capacity by the Company, a Parent, a Subsidiary or an Affiliate.

    8.2 STOCKHOLDERS' RIGHTS. An Optionee shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Option prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Article 7.

    8.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

    8.4 MARKET STAND-OFF. The Company may establish one or more periods of 90-180 days during which Options and shares acquired pursuant to an Option may not be sold, and neither may the holder of such Company securities contract to sell or otherwise dispose of such securities, if the Board determines in its sole discretion that such a market stand-off is reasonably necessary to effectuate a business transaction or a registration of Company securities.

ARTICLE 9. ASSIGNMENT OR TRANSFER OF OPTIONS.

    Except as provided in the Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. This Article 9 shall not preclude an Optionee from designating a beneficiary who will receive any outstanding Options in the event of the Optionee's death, nor shall it preclude a transfer of Options by will or by the laws of descent and distribution.

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ARTICLE 10. FUTURE OF THE PLAN.

    10.1 TERM OF THE PLAN. The Plan shall remain in effect until it is terminated under Section 10.2, except that no Options shall be granted after the tenth anniversary of the adoption of the Plan.

    10.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Options shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

ARTICLE 11. DEFINITIONS.

    11.1 "AFFILIATE" means any entity, other than a Subsidiary, if the Company and/or one or more Subsidiary owns, directly or indirectly, not less than 50% of such entity.

    11.2 "BOARD" means the Company's Board of Directors, as constitutedp from time to time.

    11.3 "CAUSE" means the Optionee's (i) material violation of any law or regulation applicable to the business of the Company or a Parent, Subsidiary or Affiliate; (ii) conviction for, or guilty plea to, a felony, a crime involving moral turpitude or the perpetration of a common law fraud; (iii) commission of an act of personal dishonesty which involves personal profit in connection with the Company or a Parent, Subsidiary or Affiliate; (iv) material breach of any provision of any agreement or understanding with the Company or a Parent, Subsidiary or Affiliate regarding the performance of service therewith, including without limitation, a willful and continued failure or refusal to perform material required duties, other than as a result of having a Disability, or material breach of any applicable invention assignment or confidentiality agreement or similar agreement with the Company or a Parent, Subsidiary or Affiliate; (v) disregard of the policies of the Company or a Parent, Subsidiary or Affiliate so as to cause material loss, damage or injury to the property, reputation or employees of the Company or a Parent, Subsidiary or Affiliate; or
(vi) other misconduct, of any sort, which is materially injurious to the Company, or a Parent, Subsidiary or Affiliate.

    11.4 "CODE" means the Internal Revenue Code of 1986, as amended.

    11.5 "COMMON SHARE" means one share of the common stock of the Company.

    11.6 "COMPANY" means GHS, Inc., a Delaware corporation, or its successor.

    11.7 "DISABILITY" means the Optionee is unable to perform each of the essential duties of such Optionee's position with the Company by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months.

    11.8 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    11.9 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

    11.10 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Board as follows:

        (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

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        (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

        (c) If the Common Shares were traded on a stock exchange on the date in question, and are regularly traded in this manner, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

        (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Board in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Board under paragraphs (a), (b) or (c) shall be based on the prices reported in the THE WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

    11.11 "OPTION" means a nonstatutory stock option granted under the Plan and entitling the holder to purchase one Common Share.

    11.12 "OPTIONEE" means an individual or estate who holds an Option.

    11.13 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not a common-law employee of the Company, a Parent or a Subsidiary.

    11.14 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

    11.15 "PLAN" means the GHS, Inc.1999 Outside Directors Stock Option Plan, as amended from time to time.

    11.16 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

    11.17 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 12. EXECUTION.

    To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute the same.

                                          GHS, INC.
                                     By ________________________________________
                                    Its ________________________________________

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